UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2021.

Asia Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-51048	47-0855301
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1621 Central Avenue, Cheyenne, WY 82001

(Address of Principal Executive Offices) (Zip Code)

(518) 638-8192

Registrant’s telephone number, including area code

(Former Name or Former Address

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Each Exchange on which Registered
Common Shares	ASPZ	Pink

Item 8.01: Other: Court Ordered Share Cancellation

On March 26, 2021, management of Asia Properties, Inc., (“ASPZ” or the “Company”) received notification from the Eighth Judicial District Court for Clark County, Nevada, that the Company had succeeded in obtaining a court ordered notice to cancel and return to treasury a total of 1,550,000,000 common shares improperly issued by a previous board of directors and/or officers to 582 individuals or entities.

Following careful analysis by the Legal Department of the Company’s Transfer Agent, all 1,550,000,000 common shares have now been formally cancelled and removed from the Shareholder List.

Item 9.01 Financial Statements and Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2021

ASIA PROPERTIES, INC.

/s/ Debra Childers
Debra Childers
President, Chief Executive Officer, Director